Loans Payable	9 Months Ended
Dec. 31, 2024
Miscellaneous non-current liabilities [Abstract]
Loans Payable [Text Block]

12. Loans Payable

On March 31, 2021, as part of the sale of the net assets in Boden Technologies AB, the Company incurred a loan payable.  The facility bears interest at the Swedish government borrowing rate plus 1% per annum and has a maturity date of December 31, 2035.  Principal payment plus interest is payable annually.  The loan payable is contingently forgiven based on a favourable ruling from the Swedish Tax Authority on the ongoing value added tax assessment.

A continuity of the loan balances are as follows:

Boden
Balance, March 31, 2023	$13,078
Interest	397
Foreign exchange movement	(287)
Balance, March 31, 2024	13,188
Interest	328
Repayment	(1,354)
Foreign exchange movement	(450)
Balance, December 31, 2024	11,712
Less: Current portion	(2,792)
Non-current portion	$8,920